                                                                  EXHIBIT 10.36

                                LICENSE AGREEMENT

         THIS LICENSE AGREEMENT (the "Agreement") is made and entered into this 15th day of January 1997, by and between E.F. Johnson Company, a Minnesota corporation ("Licensor"), and Johnson Data Telemetry Corporation, a Delaware corporation ("Licensee").

                                    RECITALS

         WHEREAS, pursuant to that certain Agreement for Purchase and Sale of the Data Telemetry Division of E.F. Johnson Company (the "Purchase Agreement") dated as of January 15, 1997 between Licensor and Licensee, Licensor has sold and transferred to Licensee certain assets utilized by Licensor to operate its data telemetry products business, all as more specifically set forth in such agreement; and

         WHEREAS, Licensee desires to obtain the right to use a certain name and mark owned by Licensor in connection with Licensee's acquired business and its sale of certain data telemetry products and Licensor desires to grant Licensee such a right, all upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

1. - Grant of Rights

         1.1 Licensor hereby grants to Licensee a royalty-free exclusive right to use JOHNSON DATA TELEMETRY (the "Mark") anywhere in the world as a trade name, trademark, or service mark "in connection with Licensee's manufacturing, promotion, distribution and sale of the products specifically listed on Schedule
1.1 attached hereto, and any other conventional, nontrunked data telemetry products having commercially similar applications or intended uses as such listed products (the "Licensed Products"), subject to the terms and conditions set forth herein. Licensee shall not make, or authorize to be made, any use, direct or indirect, of the Mark on any other products or services of any description whatsoever, or in any manner not expressly authorized hereunder.

         1.2 For a period of one year from and after the date hereof, Licensee shall have the right, in connection with its products catalogs, corporate stationary, promotional literature and advertising of the Licensed Products, to use the phrase "formerly associated with E.F. Johnson Company."

         1.3 Nothing in this Agreement shall bar Licensor from use of the trademark JOHNSON alone or in combination with words other than "data telemetry" in any order as all or part of a mark, or from the sublicense of such right to third parties. Except as provided in the Non-competition Agreement or the Preferred Vendor and Cooperation Agreement (each as referred to in Section 6.03 of the Purchase Agreement), Licensor shall not use the trademark JOHNSON in connection with the manufacturing, promotion, distribution and sale of the Licensed Products for the term of the Non-competition Agreement.

         1.4 For a period of one year from and after the date hereof, Licensee shall have the right to use all of Licensor's stocks of packaging, stationary, catalogs and promotional literature existing as of the date hereof in connection with the Licensed Products. For all such stocks not exhausted by Licensee or for such stocks in which the references to the Mark and/or the Licensed Products is incidental, Licensor retains the right to deplete all inventory of such stocks in the ordinary course.

2. - Effective Date and Duration

         2.1 This Agreement shall become effective on the date hereof (the "Effective Date"), and shall continue for a 10 year term (the "Initial Term"), unless sooner terminated in accordance with its provisions. This agreement shall automatically renew for additional 10 year terms (each a "Renewal Term"), unless Licensee delivers written notice to the contrary no later than one year prior to the expiration of the Initial Term or any Renewal Term

         2.2 This Agreement may not be licensed or assigned, in whole or in part, without the written permission of Licensor, such permission not to be unreasonably withheld; provided, however, that Licensee may assign its rights under this Agreement in connection with the sale of all, or substantially all of its assets if (a) Licensee receives the prior written permission of Licensor, such permission not to be unreasonably withheld, and (b) such assignee assumes all of Licensee's obligations under this Agreement.

3. - Quality Control

         3.1 In connection with the use of the Mark, Licensee agrees that its standards for all Licensed Products or promotion or advertising thereof bearing the Mark shall be reasonably consistent with the quality standards of Licensed Products sold by Licensor prior to the date hereof and all Licensed Products shall comply in all material respects with all applicable laws and regulations pertaining to such products in connection with which the Mark is used. All marketing and promotion of the Licensed Products shall be done in a professional manner in keeping with the reasonable standards of Licensor.

         3.2 Licensee agrees that the Mark has an established prestige and goodwill and is well recognized by the trade and public worldwide, and is of great importance and value to Licensor. Licensee agrees that its use of the Mark shall be in a commercially acceptable and responsible manner.

             3.3 In furtherance of the purpose and intent expressed in paragraphs 3.1 and 3.2 above, Licensee shall submit to Licensor or its authorized representative at its request, from time to time, but at least once per calendar year, a reasonable number of representative samples of all Licensed Products which Licensee offers for sale under the Mark. If Licensor disapproves of any sample (such disapproval to be reasonable in light of standards set forth in Paragraphs 3.1 and 3.2 above), Licensor shall notify Licensee in writing within thirty (30) days of Licensor's receipt of such sample, specifying in reasonable detail the basis for such disapproval. If Licensor does not approve or disapprove of the Licensed Products within such 30 day period, such Licensed Products shall be deemed to be approved. If any sample is so disapproved by Licensor, Licensee shall upon the reasonable request of Licensor, cease public distribution of all Licensed Products of comparable quality to the disapproved sample within 120 days following receipt of such notice. Thereafter, Licensee shall not manufacture or release replacement Licensed Products for public distribution until Licensor's approval has been obtained, which approval shall not be unreasonably withheld or delayed.

4. - Disputes

         4.1 Licensor and Licensee agree that in the event of any dispute of any kind, nature or description between the parties hereto, arising out of this Agreement or its interpretation, including, without limitation, disputes relating to the quality of the Licensed Products, the parties shall first attempt in good faith to resolve such dispute by negotiations between senior executives of each party with authority to settle the dispute. In the event of the failure of the parties to resolve such dispute within 30 days after the dispute arises, the dispute shall be submitted to the American Arbitration Association in accordance with its commercial arbitration rules, to be heard before three arbitrators (the "Arbitrators"). The award of the Arbitrators shall be final and binding and judgment may be entered thereon in any court of competent jurisdiction. In addition to the foregoing, both parties shall be free to seek injunctive relief under this License Agreement from the federal and state courts located in Minneapolis, Minnesota and both parties agree to submit, and hereby submit, to the jurisdiction of such courts for such purpose.

         4.2 Notwithstanding paragraph 4.1 above, Licensee agrees that Licensor's rights and interests in and to the Mark are special and unique and that any material violation hereof by Licensee, would not be adequately compensated by money damages, and Licensee hereby grants Licensor the night to specifically enforce ("including injunctive relief where appropriate) the terms of this Agreement after the cure period provided by Paragraph 4.1.

5. - Property of Licensor

         5.1 Licensee recognizes the value of the goodwill associated with the Mark and the identification of the Licensed Products therewith. Licensee acknowledges that the Mark and all rights therein and goodwill pertaining thereto belong exclusively to Licensor.

         5.2 To the extent any rights in and to the Mark are deemed to accrue to Licensee, Licensee hereby assigns to Licensor any and all such rights, at such time as they may be deemed to accrue, including the related goodwill.

         5.3 Upon expiration or termination of this Agreement for any reason, Licensee will be deemed automatically to have assigned, transferred, and conveyed to Licensor any and all tradename, trademark or service mark rights related to the Mark including copyrights and all equities, goodwill and any other right title and interest thereto which may have vested in Licensee. Licensee hereby agrees to execute and cooperate with Licensor in connection with the execution of any documents required by Licensor to accomplish or confirm the foregoing.

         5.4 Licensor represents and warrants to Licensee that (i) it has all corporate right, power and authority to execute this Agreement and grant to Licensee the rights granted hereunder, (ii) it knows of no adverse claim to the right to use the Mark, and (iii) it has not granted to any other party any rights which conflict with the rights granted to Licensee hereunder.

6. - Tradename Protection

         6.1 Licensee shall assist Licensor at Licensor's expense, to the extent reasonably necessary or requested by Licensor, in protecting any of Licensor's rights in and to the Mark. Licensor, if it so desires in its own discretion, may prosecute any claims or suits to protect the Mark in Licensor's own name or in the name of Licensee, or join Licensee as a party thereto at Licensor's expense. If Licensor elects, in its sole discretion, not to prosecute any such claims or suits, Licensee shall have the right to prosecute such claims or suits to protect the Mark, at the sole expense of Licensee, in the name of Licensee or in the name of Licensor.

         6.2 Licensee shall promptly notify Licensor in writing of any uses that have come to Licensee's attention which may constitute infringement or imitation by others of the Mark on any product or services.

         6.3 Licensee will not, during the term of this Agreement or any time thereafter, challenge Licensor's title or rights in and to the Mark.

         6.4 Licensee agrees to comply, at its own expense, with all laws, ordinances, rules, regulations, and other requirements of all governmental units having jurisdiction pertaining to the Licensee's use of the Mark and this Agreement, and proof of such compliance will be given by Licensee to Licensor from time to time, at Licensor's request.

7. - Termination for Insolvency or Bankruptcy of Licensee

         7.1 If Licensee files a petition in bankruptcy, or by an equivalent proceeding is adjudicated a bankrupt, or a petition in bankruptcy is filed against Licensee, and such petition or proceeding is not dismissed or withdrawn within 30 days from the date of filing, or if Licensee becomes insolvent or makes an assignment for the benefit of creditors or any arrangement pursuant to any bankrupt law; or if Licensee discontinues its business or if a receiver is appointed for Licensee and such receiver is not discharged within 30 days from the date of appointment, this Agreement shall automatically terminate without any notice whatsoever being necessary, to the full extent allowed by applicable law. In the event this Agreement is terminated pursuant to this paragraph 7.1, Licensee, its receivers, representatives, trustees, agents, administrators, successors and/or assigns, shall have no right to use the Mark covered by this Agreement except with the prior written consent of Licensor.

         7.2 The non-assumption of this Agreement by a trustee presiding over a bankruptcy proceeding pursuant to any bankruptcy law where the Licensee is named as a debtor, shall operate to automatically terminate this Agreement, without any notice whatsoever being necessary, effective as of the date of the commencement of the bankruptcy proceedings.

8. - Termination for Breach

         8.1 If Licensee shall breach any of its obligations under this Agreement, Licensor shall have the right to terminate this Agreement by giving Licensee written notice of such breach and intent to terminate this Agreement. Unless Licensee cures such breach within 30 days after written notice of breach and termination from Licensor, this Agreement shall automatically terminate on the 30th day after such notice. Termination of this Agreement shall be without prejudice to any rights or remedies which Licensor may otherwise have against Licensee.

9. - Consequences of Expiration or Termination of This Agreement

         9.1 Upon and after the expiration or termination of this Agreement for whatever reason, all rights granted to Licensee hereunder shall cease immediately, provided, however, Licensee shall have the right to use the Mark in connection with the liquidation of Licensed Products then held by Licensee, such right to extend for a period of 90 days following termination of this Agreement.

         9.2 From and after the expiration or termination of this Agreement, Licensee shall not make any reference in its advertising or its business materials indicating that it was formerly licensed by Licensor.

         9.3 Except as set forth Section 9. 1, upon and after the expiration or termination of this Agreement, Licensee will refrain from any further use of the Mark, and Licensee shall not make use of anything which is a simulation of, or deceptively similar to, the Mark.

10. - Miscellaneous

         10.1 Notices. Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or sent by facsimile (receipt confirmed), one day after delivery by a reputable overnight courier, or four days after being mailed by registered mail, return receipt requested, to the parties at the addresses set forth below (or at such other address as a parry may specify by notice to the other):

        If to Licensee, to it at:

        c/o Dataradio, Inc.
        5500 Royalmount Avenue, Suite 200
        Mount Royal, Quebec, Canada H4P1H7
        Fax:   (514) 737-7883
        Attention: R.T. Rouleau, President

        If to Licensor, to it at:

        438 Gateway Boulevard
        Burnsville, Minnesota 55337
        Fax:   (612) 882-5817
        Attention: President

         10.2 Governing Law. This Agreement shall be governed by the law of the State of Minnesota as to all matters, including but not limited to, matters of validity, construction, effect and performance, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Minnesota.

         10.3 Miscellaneous. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by telecopy with the same legal effect as if executed in person. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and may not be modified orally, but only by a writing signed by both parties hereto. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings (whether oral or written) between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



E.F. JOHNSON COMPANY                     JOHNSON DATA TELEMETRY CORPORATION


By:    [SIG]                             By:     [SIG]
  -----------------------------             -------------------------------
Its:                                     Its:
   ----------------------------              ------------------------------

EF JOHNSON                                                          SCHEDULE 1.1
TELEMETRY
PRODUCT LIST                                                      1/14/97 11:45

     ITEM                      DESCRIPTION
     ----                      -----------
090 -0004 - 839     3490 932 RX/945 TX XCVR
090 -0004 - 840     3490 945RX/932 TX XCRV
090 -0004 - 841     3420 401 REC/501 TX
090 -0004 - 859     R S 232 MODEM W/RTS DELAY
090 -0004 - 946     3420 501REC/401 TX
574 -3001 - 016     FOAM PAD .312 THICK
574 -3001 - 017     FOAM PAD .5 X .5 X .75 CL
250 -3201 - 001     800 MHZ BI-DIRECTIONAL AMPLIFIER
023 -3225 - 001     LOCKHEED ENCLOSURE KIT
001 -3240 - 001     MANUAL 3240 TELEMETRY UNIVERSAL LOADER BD
023 -3240 - 001     LOADER KIT W/DIAGNOSTICS 3412,3422,3492
023 -3240 - 002     FACTORY INSTALLED LOADER KIT
023 -3240 - 332     AUTO UNIVERSAL LOADER BOARD TOP
023 -3250 - 008     3250 REMOTE EXPANSION KIT
250 -3250 - 100     3250 HOST
250 -3250 - 101     3250 HOST/3480 SPREAD SPECTRUM
250 -3250 - 200     3250 REMOTE
250 -3250 - 201     3250 REMOTE/3480 SPREAD SPECTRUM
250 -3275 - 001     2/4 WIRE MODEM INTRF
023 -3276 - 001     FACTORY INSTALL 3276 MODEM KIT/3412, 3422
023 -3276 - 002     FACTORY INSTALLED 3276 MODEM KIT/3474
023 -3276 - 005     SETUP/DIAGNOSTIC SFTW FOR 3276 MODEM
023 -3276 - 006     MODEM PROGRAMMING/POWER CABLE
023 -3276 - 007     ACESS INTERCONNECT/POWER CABLE
001 -3281 - 002     SER MANUAL RS-232 MODEM
023 -3281 - 001     RS232 MODEM FACTORY INSTALLED
250 -3281 - 001     RS232 MODEM **
250 -3281 - 010     RS232 MODEM BOARD**
250 -3281 - 100     SLOW UN-KEY MODEM**
250 -3281 - 101     SLOW UN-KEY MODEM**
001 -3290 - 001     SERV.MAN R/B 001-3290-002
001 -3290 - 002     SERVICE MANUAL TELEMETRY
023 -3290 - 010     4800 BAUD MODEM/CASE FACTORY INSTALLED
250 -3290 - 001     4800 BAUD MODEM/CASE **
250 -3290 - 010     4800 BAUD MODEM BOARD **
250 -3292 - 001     MOBILE RADIO MODEM TS 2000
001 -3295 - 001     SERV MAN R/B 001-3295-002
001 -3295 - 002     SERV MANUAL 9600 BAUD MODEM
023 -3295 - 100     9600 BAUD MOD INTF 3410,20,90 FCTY INSTLD
250 -3295 - 100     9600 MODEM INTF 3410,20,90 ACCESSORY
001 -3296 - 001     9600 BAUD TELEMETRY MODEM SERVICE MANUAL
023 -3296 - 001     3296 MODEM KIT 3412,3422
023 -3296 - 002     3296 MODEM KIT 3474
001 -3400 - 001     SERV MAN SOC INTFC MOD
009 -3400 - 002     TELEMETRY APPLICATION NOTE
250 -3400 - 100     SOC INTERFACE ONLY**
250 -3400 - 101     SOC INTERFACE WITH REG**
250 -3400 - 102     SOC INTFC W/MODEM**
250 -3400 - 103     SOC INTFC W/REG & MODEM**
250 -3400 - 104     SOC INTFC W/PWR COND**


EF JOHNSON
TELEMETRY
PRODUCT LIST                                                      1/14/97 11:45

     ITEM          DESCRIPTION
     ----          -----------
250 - 3400 - 105   SOC INTFC W/PCOND &MOD**
001 - 3410 - 007   DL 3410 UHF SRC MANUAL
004 - 3410 - 150   3400 SERIES 2/4 W INTRFC
023 - 3410 - 005   FCTRY/NARROW BAND KIT
023 - 3410 - 094   4 CONN RBN CABLE 18 IN
023 - 3410 - 097   BNC MALE/FEM PNL MT 18"
023 - 3410 - 098   SMA MALE/BNC FEM BLKHD
023 - 3410 - 100   SMA MALE/BNC TE COAX
023 - 3410 - 101   SIMPLEX RBN INTRC 9 IN
023 - 3410 - 102   15 IN RP ACC AMOCAM CBL
023 - 3410 - 103   SMA MALE/UHF FEM COAX
023 - 3410 - 104   3-CONN SOCKET IFC CAB
023 - 3410 - 105   RBN INTERCONNECT
023 - 3410 - 106   DUPLEX INTERCONNECT 18 IN
023 - 3410 - 107   SIMPLEX INTERCONNECT 18"
023 - 3410 - 108   9 IN AMOCAM RIBBON CABLE
023 - 3410 - 109   DISCRT 10P XCVR 1 CONN
023 - 3410 - 111   INTERCONNECT CABLE 5.7"
023 - 3410 - 113   2 IN M-M 25 COND DB-25
023 - 3410 - 117   SMA MALE/BNC MALE 9 IN
023 - 3410 - 118   SMA FEM TO BNC MALE 18 IN
023 - 3410 - 119   SMA MALE/BNC MALE 12 IN
023 - 3410 - 122   SMA/UHF PNL MT CA
023 - 3410 - 125   DISCRT 10P XCVR 2 CONN
023 - 3410 - 126   DISCRT 10P XCVR 3 CONN
023 - 3410 - 127   DISCRT 10P XCRV 4 CONN
023 - 3410 - 128   N BLKHD RT ANG JCM CON
023 - 3410 - 132   SMA TO PL259 MALE
023 - 3410 - 134   SIMPLES RBN INTRFC 3 IN
023 - 3410 - 141   SMA MALE RA TO UHF MALE
023 - 3410 - 155   2/4 WIRE MODEM INTFC-FACTORY INSTALLED
023 - 3410 - 171   FACTORY INSTAL PWR SET KIT
023 - 3410 - 200   FCTRY INSTL TOT KIT
242 - 3410 - 001   UHF DATA LINK T/R 450-470 MHZ
242 - 3410 - 002   450-470 MHZ TX MODULE
242 - 3410 - 003   450-470 MHZ RX MODULE
242 - 3410 - 007   UHF DATALINK T/R DUPLX
242 - 3410 - 009   UHF DATALINK XCVR SP
242 - 3410 - 010   XCVR SP A 500
242 - 3410 - 011   UHF DATA LINK T/R SPL
242 - 3410 - 012   TRANSMIT BOARD ASSM
242 - 3410 - 013   RECEIVER BOARD ASSM
242 - 3410 - 016   RX MODULE SP TCD
242 - 3410 - 017   DATALINK XCVR450-470MO
242 - 3410 - 018   CONTINUOUS DUTY PAGING TRANS 450-470 MHZ
242 - 3410 - 019   CONTINUOUS DUTY TRANS 450-470 MHZ
242 - 3410 - 022   440-480MHZ TX BD MO
242 - 3410 - 023   440-480 RX BD MO
242 - 3410 - 082   440-480 MHZ 35 WATT RFPA
242 - 3410 - 085   403-440 MHZ 35 WATT RFPA


EF JOHNSON
TELEMETRY
PRODUCT LIST                                                    1/14/97  11:45

      ITEM                      DESCRIPTION

242 - 3410 - 088        482-512 MHZ 35 WATT RFPA
242 - 3410 - 112        450-470 TX INCASE W/O TCXO
242 - 3410 - 113        450-470 RX INCASE W/O XTAL
242 - 3410 - 401        403-430MHZ XCVR
242 - 3410 - 402        403-430MHZ TX IN CASE
242 - 3410 - 403        403-430 RX IN CASE
242 - 3410 - 407        403-430MHZ DUPLEX XCVR
242 - 3410 - 408        403-430MHZ DUPLEX W/MO
242 - 3410 - 409        403-430 XCVR SP A 1000
242 - 3410 - 410        403-430 XCVR SP A 500
242 - 3410 - 411        403-430MHZ XCVR SP A
242 - 3410 - 412        403-430 TX INCASE W/O TCXO
242 - 3410 - 413        403-430 RX INCASE W/O XTAL
242 - 3410 - 417        DATALINK DCVR403-430MO
242 - 3410 - 418        CONTINUOUS DUTY PAGING TRANS 403-430
242 - 3410 - 419        CONTINUOUS DUTY TRANS 403-430
242 - 3410 - 422        400-440 MHZ TX BD MO
242 - 3410 - 423        400-440 RX BD MO
242 - 3410 - 501        UHF T/R 480-512
242 - 3410 - 502        480-512 MHZ TX MODULE
242 - 3410 - 503        480-512 MHZ RX MODULE
242 - 3410 - 507        UHF T/R DUPLX 480-512
242 - 3410 - 509        UHF XCVR SP 480-512
242 - 3410 - 510        480-512MHZ XCUPSPA500
242 - 3410 - 511        480-512MHZ SP
242 - 3410 - 512        480-512 TX INCASE W/O TCXO
242 - 3410 - 513        480-512 RX INCASE W/O XTAL
242 - 3410 - 517        DATALINK XCVR480-512MO
242 - 3410 - 518        CONTINUOUS DUTY PAGING TRANS 480-512 MHZ
242 - 3410 - 519        CONTINUOUS DUTY TRANS 480-512 MHZ
242 - 3410 - 520        RX W/2/4 WIRE INTFC 480-512
242 - 3410 - 522        480-520MHZ TX BD MO
242 - 3410 - 523        480-520 RX BD MO
250 - 3410 - 150        2/4 WIRE MODEM INTFC **
001 - 3412 - 001        UHF SYNTHESIZED TELM UNIT
242 - 3412 - 130        380-403 XCVR 25 KHZ
242 - 3412 - 210        403-419 XCVR 12.5 KHZ
242 - 3412 - 216        403-419 TX ONLY
242 - 3412 - 218        403-419 RX ONLY 12.5 KHZ
242 - 3412 - 230        403-419 XCVR 25 KHZ
242 - 3412 - 238        403-419 RX ONLY 25KHZ
242 - 3412 - 310        419-435 XCVR 12.5 KHZ
242 - 3412 - 316        419-435 TX ONLY
242 - 3412 - 318        419-435 RX ONLY 12.5 KHZ
242 - 3412 - 330        419-435 XCVR 25 KHZ
242 - 3412 - 338        419-435 RTX ONLY 25KHZ
242 - 3412 - 410        435-451 XCVR 12.5 KHZ
242 - 3412 - 416        435-451 TX ONLY
242 - 3412 - 418        435-451 RX ONLY 12.5 KHZ
242 - 3412 - 430        435-451 XCVR 25 KHZ

EF JOHNSON
TELEMETRY
PRODUCT LIST                                                     1/14/97  11:45

-------------------------------------------------------------------------------
        ITEM                    DESCRIPTION
-------------------------------------------------------------------------------
242 - 3412 - 438        435-451 RX ONLY 25KHZ
242 - 3412 - 510        450-470 XCVR 12.5KHZ
242 - 3412 - 516        450-470 TX ONLY
242 - 3412 - 518        450-470 RX ONLY 12.5 KHZ
242 - 3412 - 530        450-470 XCVR 25KHZ
242 - 3412 - 538        450-470 RX ONLY 25KHZ
242 - 3412 - 610        464-480 XCVR 12.5 KHZ
242 - 3412 - 616        464-480 TX ONLY
242 - 3412 - 618        464-480 RX ONLY 12.5 KHZ
242 - 3412 - 630        464-480 XCVR 25 KHZ
242 - 3412 - 638        464-480 RX ONLY 25KHZ
242 - 3412 - 710        480-496 XCVR 12.5 KHZ
242 - 3412 - 716        480-496 TX ONLY
242 - 3412 - 718        480-496 RX ONLY 12.5 KHZ
242 - 3412 - 730        480-496 XCVR 25 KHZ
242 - 3412 - 738        480-496 RX ONLY 25 KHZ
242 - 3412 - 810        496-512 XCVR 12.5 KHZ
242 - 3412 - 816        496-512 TX ONLY
242 - 3412 - 818        496-512 RX ONLY 12.5 KHZ
242 - 3412 - 830        496-512 XCVR 25 KHZ
242 - 3412 - 838        496-512 RX ONLY 25KHZ
001 - 3420 - 004        DL 3420 VHF SVCMAN
023 - 3420 - 200        FCTRY INSTL TOT KIT
242 - 3420 - 101        VHF XCVR 132-142 MHZ
242 - 3420 - 107        VHF 132-142 DUPLEX
242 - 3420 - 109        VHF SP A-1000 132-142
242 - 3420 - 110        VHF SP A-500 132-142
242 - 3420 - 111        XCVR SPL A 132-142MHZ
242 - 3420 - 116        VHF CONTINUOUS DUTY TX 132-142 MHZ
242 - 3420 - 117        DATALINK XCVR 132-142MO
242 - 3420 - 118        132-142 XCVR W/4800MOD
242 - 3420 - 120        VHF CONTINUOUS DUTY PAGING TX 132-142 MHZ
242 - 3420 - 201        VHF XCVR 142-150 MHZ
242 - 3420 - 207        VHF 142-150 DUPLEX
242 - 3420 - 209        VHF SP A-1000 142-150
242 - 3420 - 210        VHF SP A-500 142-150
242 - 3420 - 211        XCVR SPL A 142-150MHZ
242 - 3420 - 216        VHF CONTINUOUS DUTY TX 142-150 MHZ
242 - 3420 - 217        DATALINK XCVR 142-150MO
242 - 3420 - 220        VHF CONTINUOUS DUTY PAGING TX 142-150 MHZ
242 - 3420 - 300        VHF RX IN CASE 132-142
242 - 3420 - 301        132-142 RX INCASE W/O XTAL
242 - 3420 - 310        VHF RX IN CASE 142-150
242 - 3420 - 311        142-150 RX INCASE W/O XTAL
242 - 3420 - 320        VHF TX 132-142 MHZ
242 - 3420 - 321        132-142 TX INCASE W/O XTAL
242 - 3420 - 330        VHF TX 142-150 MHZ
242 - 3420 - 331        142-150 TX INCASE W/O XTAL
242 - 3420 - 338        132-142 RX BD MO
242 - 3420 - 339        132-142 TX BD MO

EF JOHNSON
TELEMETRY
PRODUCT LIST                                                      1/14/97 11:45

--------------------------------------------------------------------------------
        ITEM                            DESCRIPTION
--------------------------------------------------------------------------------
242 - 3420 - 348        142-150 MHZ RX BD MO
242 - 3420 - 349        142-150 MHZ TX BD MO
242 - 3420 - 401        VHF XCVR 150-162 MHZ
242 - 3420 - 407        VHF 150-162 DUPLEX
242 - 3420 - 409        VHF SP A-1000 150-162
242 - 3420 - 410        VHF SP A500 150-162
242 - 3420 - 411        VHF SP A 5XX 150-162
242 - 3420 - 416        VHF CONTINUOUS DUTY TX 150-162 MHZ
242 - 3420 - 417        DATALINK XCVR150-162MO
242 - 3420 - 420        VHF CONTINUOUS DUTY PAGING TX 150-162 MHZ
242 - 3420 - 501        VHF XCVR 162-174 MHZ
242 - 3420 - 507        VHF 162-172 DUPLEX
242 - 3420 - 509        VHF SP A-1000 162-174
242 - 3420 - 510        VHF SP A-5XX 162-174
242 - 3420 - 511        VHF SP A-5XX 162-174
242 - 3420 - 516        VHF CONTINUOUS DUTY TX 162-174 MHZ
242 - 3420 - 517        DATALINK XCVR162-174MO
242 - 3420 - 520        VHF CONTINUOUS DUTY PAGING TX 162-174 MHZ
242 - 3420 - 600        VHF RX 150-162 MHZ
242 - 3420 - 601        150-162 RX INCASE W/O XTAL
242 - 3420 - 610        VHF RX 162-174 MHZ
242 - 3420 - 611        160-172 RX INCASE W/O XTAL
242 - 3420 - 620        VHF TX 150-162 MHZ
242 - 3420 - 621        150-162 TX INCASE W/O XTAL
242 - 3420 - 630        VHF TX 162-174 MHZ
242 - 3420 - 631        162-174 TX INCASE W/O XTAL
242 - 3420 - 638        150-162 MHZ RX BD MO
242 - 3420 - 639        150-162 MHZ TX BD MO
242 - 3420 - 648        162-174 MHZ RX BD MO
242 - 3420 - 649        162-174 MHZ TX BD MO
242 - 3422 - 410        132-150 MHZ VHF XCVR 15 KHZ
242 - 3422 - 416        132-150 MHZ VHF TXO
242 - 3422 - 418        132-150 MHZ VHF RXO 15 KHZ
242 - 3422 - 430        132-150 MHZ VHF XCVR 30 KHZ
242 - 3422 - 438        132-150 MHZ VHF RXO 30 KHZ
242 - 3422 - 510        150-174 MHZ VHF XCVR 15 KHZ
242 - 3422 - 516        150-174 MHZ VHF TXO 30/15 KHZ
242 - 3422 - 518        150-174 MHZ VHF RXO 15 KHZ
242 - 3422 - 530        150-174 MHZ VHF XCVR 30 KHZ
242 - 3422 - 538        150-174 MHZ VHF RXO 30 KHZ
242 - 3450 - 005        LPI RPTR RACK 440-482
242 - 3450 - 006        LPI RPTR RACK 403-440
242 - 3450 - 007        LPI RPTR RACK 482-512
242 - 3450 - 030        RPTR W/PA RACK 440-482
242 - 3450 - 031        RPTR W/PA RACK 403-440
242 - 3450 - 032        RPTR W/PA PACK 482-512
242 - 3450 - 105        LPI RPTR WALL 440-482
242 - 3450 - 106        LPI RPTR WALL 403-440
242 - 3450 - 107        LPI RPTR WALL 482-512
242 - 3450 - 130        RPTR W/PA WALL 440-482

EF JOHNSON
TELEMETRY
PRODUCT LIST


    ITEM                       DESCRIPTION
    ----                       -----------
242-3450-131            RPTR W/PA WALL 403-440
242-3450-132            RPTR W/PA WALL 482-512
023-3470-018            FACTORY INSTALL NB 3470 FILTER KIT
023-3470-020            FACTORY INSTALL CVNTL 3470 FILTER KIT
023-3470-240            CARRIER DETECT MODULE
242-3470-110            UHF XCVR ND-450 100MW
242-2470-111            UHF XCVR NDX-450 100MW
242-3470-210            UHF XCVR ND-450
242-3470-211            UHF XCVR NDX-450
242-3470-212            UHF XCVR ND-450 W/O CD
242-3470-213            UHF XCVR NDX-450 W/O CD
242-3470-217            450-480 UHF XCVR D0 W/XTAL
242-3470-220            UHF XCVR LE-450
242-3470-221            UHF XCVR LEX-450
242-3470-222            UHF XCVR 450-480 SPC SS
242-3470-223            3470 DF SPECIAL
242-3470-411            UHF XCVR NDX-403
242-3470-417            403-430 UHF XCVR DO-W/XTAL
242-3470-420            UHF XCVR LE-403
242-3470-421            UHF XCVR LEX-403
242-3470-422            UHF XCVR 403-430SPC SS
242-3470-510            UHF XCVR ND-480
242-3470-511            UHF XCVR NDX-480
242-3470-512            UHF XCVR ND-480 W/O CD
242-3470-517            480-512 UHF XCVR DO W/XTAL
242-3470-522            UHF XCVR 480-512SPC SS
242-3470-526            XCVR LNX-450 1W
001-3472-214            MAN SYN UHF DATA XCVR
023-3472-007            RADIO MODEM/LOADER TEST CABLE
023-3472-014            FACTORY INSTALL 3472 12.5 KHZ FILTER KIT
023-3472-330            LOADER BD LEADED COMP
242-3472-210            450-470 XCVR 5.0 PPM
242-3472-212            450-470 5.0 PPM W/MODEM
242-3472-220            450-470 2.5 PPM XCVR
242-3472-222            450-470 2.5 PPM W/MODEM
242-3472-230            450-470 5.0 PPM W/LOADER
242-3472-240            450-470 2.5 PPM W/LOADER
242-3472-310            403-416 UHF DATAXCVR 5.0 PPM
242-3472-312            403-416 3472 5.0 PPM W/MODEM
242-3472-320            403-416 UHF DATAXCVR 2.5 PPM
242-3472-322            403-416 3472 2.5 PPM W/MODEM
242-3472-330            403-416 3472 5.0 PPM W/LOADER
242-3472-340            403-416 3472 2.5 PPM W/LOADER
242-3472-410            416-430 UHF DATAXCVR 5.0 PPM
242-3472-412            416-430 3472 5.0 PPM W/MODEM
242-3472-420            416-430 UHF DATAXCVR 2.5 PPM
242-3472-422            416-430 3472 2.5 PPM W/MODEM
242-3472-430            416-430 3472 5.0 PPM W/LOADER
242-3472-440            416-430 3472 2.5 PPM W/LOADER
242-3472-510            470-480 MHZ DATAXCVR 5.0 PPM

EF JOHNSON
TELEMETRY
PRODUCT LIST                                                    1/14/97 11:45

------------------------------------------------------------------------------
   ITEM                    DESCRIPTION
------------------------------------------------------------------------------
242-3472-512    3472 470-480 MHZ 5.0 PPM W/MODEM
242-3472-520    470-480 MHZ DATAXCVR 2.5 PPM
242-3472-522    3472 470-480 MHZ 2.5 PPM W/MODEM
242-3472-530    3472 470-480 MHZ 5.0 PPM W/LOADER
242-3472-540    3472 470-480 MHZ 2.5 PPM W/LOADER
242-3472-610    480-496 DATAXCVR 5.0 PPM
242-3472-612    3472 480-496 5.0 PPM W/MODEM
242-3472-620    480-496 DATXCVR 2.5 PPM
242-3472-622    3472 480-496 2.5 PPM W/MODEM
242-3472-630    3472 480-496 5.0 PPM W/LOADER
242-3472-640    3472 480-496 2.5 PPM W/LOADER
242-3472-710    496-512 DATAXCVR 5.0 PPM
242-3472-712    3472 496-512 5.0 PPM W/MODEM
242-3472-720    496-512 DATAXCVR 2.5 PPM
242-3472-722    3472 496-512 2.5 PPM W/MODEM
242-3472-730    3472 496-512 5.0 PPM W/LOADER
242-3472-740    3472 496-512 2.5 PPM W/LOADER
242-3472-810    430-450 DATAXCVR 5.0 PPM
242-3472-812    430-450 3472 TELEM XCVR W/MODEM
242-3472-820    430-450 DATAXCVR 2.5 PPM
242-3472-822    430-450 3472 TELEM XCVR W/MODEM
242-3472-830    430-450 3472 5.0 PPM W/LOADER
242-3472-840    430-450 3472 2.5 PPM W/LOADER
250-3472-001    3472 LOADER/CASE**
250-3472-014    12.5KHZ FILTER INST. KIT
242-3474-110    380-403 HI-SPEC DATA XCVR 12.5K (M9
242-3474-112    380-403 PORTABLE DATA XCVR 12.5K (M9
242-3474-130    380-403 HI SPEC DATA XCVR 25KHZ(M9
242-3474-132    380-403 PORTABLE DATA XCVR 25KHZ(M9
242-3474-210    403-419 HI-SPEC DATA XCVR 12.5K
242-3474-220    403-419 HI-SPEC DATA XCVR 20.0KHz
242-3474-230    403-419 HI-SPEC DATA XCVR 25.0KHz
242-3474-310    419-435 HI-SPEC DATA XCVR 12.5K
242-3474-320    419-435 HI-SPEC DATA XCVR 20.0KHz
242-3474-330    419-435 HI-SPEC DATA XCVR 25.0KHz
242-3474-410    435-451 HI-SPEC DATA XCVR 12.5K
242-3474-420    435-451 HI-SPEC DATA XCVR 20.0KHz
242-3474-430    435-451 HI-SPEC DATA XCVR 25.0KHz
242-3474-510    450-466 HI-SPEC DATA XCVR 12.5K
242-3474-520    450-466 HI-SPEC DATA XCVR 20.0KHz
242-3474-530    450-466 HI-SPEC DATA XCVR 25.0KHz
242-3474-560    450-470 DATA XCVR 12.5KHZ
242-3474-570    450-470 DATA XCVR 25.0KHZ
242-3474-582    450-470 PORTABLE DATA XCVR 12.5KHZ
242-3474-592    450-470 PORTABLE DATA XCVR 25.0KHZ
242-3474-610    464-480 HI-SPEC DATA XCVR 12.5K
242-3474-620    464-480 HI-SPEC DATA XCVR 20.0KHz
242-3474-630    464-480 HI-SPEC DATA XCVR 25.0KHz
242-3474-710    480-496 HI-SPEC DATA XCVR 12.5K M9
242-3474-720    480-496 HI-SPEC DATA XCVR 20.0KHz


EF JOHNSON
TELEMETRY
PRODUCT LIST                                                      1/14/97 11:45

-------------------------------------------------------------------------------
    ITEM                                DESCRIPTION
-------------------------------------------------------------------------------
242-3474-730    480-496 HI-SPEC DATA XCVR 25.0KHz (M9
242-3474-810    496-512 HI-SPEC DATA XCVR 12.5K
242-3474-820    496-512 HI-SPEC DATA XCVR 20.0KHz
242-3474-830    496-512 HI-SPEC DATA XCVR 25.0KHz
001-3478-001    SVC MAN 3478 RIB 001-3478-002
001-3478-002    SVC MAN 3478 TELEMETRY
242-3478-220    800MHZ TELEMETRY
242-3478-221    800MHZ TELEM W/HUMISEA
242-3478-250    TX/RX W/LOADER L.B.
242-3478-260    TELEMETRY RCVR 851-869
242-3478-820    800MHZ TELEMETRY BASE
242-3478-821    800MHZ TELM BASE HUMIS
242-3478-850    TX/RX W/LOADER H.B.
001-3480-001    SERVICE MANUAL 3480 TELEMETRY
002-3480-001    3480 SPREAD SPECTRUM OP-MANUAL
023-3480-002    DL3480 MOUNTING BRACKET
242-3480-100    900 SPD SPECT W/O VOICE
242-3480-101    900 SPD SPECT W/VOICE
242-3480-110    900 SPD SPECT W/O VOICE LESS HDSET
242-3480-200    2.4 SPD SPECT W/O VOICE
242-3480-201    2.4 SPD SPECT W/VOICE
001-3490-002    3490 TELMTRY SVC MANUAL
023-3490-003    NB FLTR RCTRY INST KIT
023-3490-100    SMA TO N-FEMALE
023-3490-101    SMA TO N-MALE
023-3490-102    SMA TO BNC MALE 9 IN
023-3490-103    SMA TO BNC MALE 18 IN
023-3490-105    SMA/BNC BULKHD RG400
023-3490-200    FCTRY INSTL TOT KIT
242-3490-001    928RX 956TX XCVR
242-3490-004    928R 956T W/4800 MODEM
242-3490-005    928R 956T DUPL 4800MOD
242-3490-006    928 RX 956 TX XCVR
242-3490-007    928RX 956TX DUPLEXXCVR
242-3490-008    928RX 956TX DUP W/MODE
242-3490-009    928RX956TX XCVR A-1000
242-3490-011    928RX956TX DUPXCVR DO SP
242-3490-101    956RX 928TX XCVR
242-3490-104    956R 928T W/4800 MODEM
242-3490-105    956R 928T DUPL 4800MOD
242-3490-106    956 RX 928 TX XCVR
242-3490-107    956RX928TX DUPLEX XCVR
242-3490-108    956RX928TX DUP W/MODEM
242-3490-109    956RX928TX XCVR A-1000
242-3490-118    CONTINUOUS DUTY PAGING 928 TX
242-3490-151    956RX/928TX 200MW D.R
242-3490-201    945RX 928TX XCVR
242-3490-300    928RX IN CASE
242-3490-303    928 RX BD MO
242-3490-305    928 RX INCASE W/O TCXO

EF JOHNSON
TELEMETRY
PRODUCT LIST                                                     1/14/97  11:45

-------------------------------------------------------------------------------
ITEM
-------------------------------------------------------------------------------
242-3490-310  956RX IN CASE
242-3490-313  956 RX BD MO
242-3490-315  956 RX INCASE W/O TCXO
242-3490-320  928TX IN CASE
242-3490-321  928 TX BOARD ONLY
242-3490-323  928 TX BD MO
242-3490-324  CONTINUOUS DUTY 928 TX
242-3490-325  928 TX INCASE W/O TCXO
242-3490-330  956TX IN CASE
242-3490-333  956 TX BD MO
242-3490-334  CONTINUOUS DUTY 956 TX
242-3490-335  956 TX INCASE W/O TCXO
242-3490-340  939-950 MHZ RX IN CASE
242-3490-344  CONTINUOUS DUTY 945 TX
242-3490-350  928-939 MHZ RX IN CASE
242-3490-354  CONT DUTY TX 928-939 MHZ
242-3490-401  928 RX 928 TX XCVR
242-3490-407  928RX 928TX FULL DLPX
242-3490-409  928RX 928TX XCVR SPA
242-3490-501  956 RX 956 TX XCVR 1/2 DUPLEX
242-3490-507  956RX 956TX FULL DUPLEX XCVR
242-3490-509  956RX 956TX XCVR SPA
242-3490-601  928RX 945TX XCVR
023-9998-389  3420 LOADER PROGRAMMING SOFTWARE ASSM
023-9998-264  3.5 INCH DISC LOADER 3472/3474
023-9998-359  3.5 IN DISC WIRELESS SENSOR
023-9998-389  3240 LOADER PROGRAMMING SOFTWARE ASSM.
023-9998-263  5.25 INCIA DISC 3472 PROGRAMMING SOFTWARE